                               MIDAMERICAN ENERGY
                                HOLDINGS COMPANY
                             2000 Stock Option Plan

                      NON-QUALIFIED STOCK OPTION AGREEMENT



MIDAMERICAN ENERGY HOLDINGS COMPANY, an Iowa Corporation (the "Company") pursuant to and for the purposes set forth in its 2000 Stock Option Plan (the "Plan"), hereby grants to the following named person (the "Optionee"), a non-qualified option ("Option") to purchase the number of shares of the Company's common stock, no par value ("Common Stock"), at the price per share specified below, subject to the terms and conditions hereinafter set forth:

1.   The "Optionee" is Gregory E. Abel.


2. Number of Shares. 5,000 Shares of Common Stock are granted to the Optionee subject to the Vesting Schedule set forth in Section 5.

3.   The "Option Exercise Price" is $15.9375 per share.

4. The "Option Period" begins on March 14, 2000 ("Date of Grant") and ends on March 14, 2008 (eight years from the Date of Grant) (the "Termination Date"), unless sooner terminated as provided herein.

5. Vesting Schedule for Exercise. The Optionee's right to purchase during the Option Period the total number of shares of Common Stock granted hereby shall be fully vested and exercisable as of the Date of Grant.

6. Manner of Exercise. Optionee may from time to time exercise this Option (to the extent vested), in whole or in part, by completion of all of the requirements set forth in the Plan. As a condition of receiving this Option, the Optionee hereby agrees that any Shares of Common Stock acquired pursuant to this Option shall be subject to the Shareholders Agreement.

7. Option Period After Termination of Employment. All vested Options held by Optionee upon termination of employment with the Company shall remain exercisable until the Termination Date, subject to the provisions of the Shareholders Agreement.

8. Incorporation of Plan by Reference. Except as modified or amplified by the specific terms of this Agreement, all of the terms and provisions of the Plan are incorporated by reference in this document. A copy of the Plan is attached hereto as Exhibit A.

Executed as of the Date of Grant.

                                               MIDAMERICAN ENERGY
                                               HOLDINGS COMPANY


                                               BY: /s/ Steven A. McArthur
                                                   ----------------------
                                                     Name:
                                                     Title:


OPTIONEE'S Acknowledgment and Agreement:

Optionee hereby acknowledges he or she has received a copy of the Plan and Shareholders Agreement, and further acknowledges that Optionee has read the terms and conditions thereof. In order for this Agreement of Grant to be effective, as of the Date of Grant, Optionee accepts and agrees to be bound by all of the terms and conditions of the Plan, this Agreement and Shareholders Agreement.

Acknowledged and Agreed:

OPTIONEE



/s/ Gregory E. Abel
-------------------
(Signature)



Gregory E. Abel
---------------
(Print Name)

Lists of Exhibits:         Exhibit A:       2000 Stock Option Plan

Attachment

                               MIDAMERICAN ENERGY
                                HOLDINGS COMPANY
                             2000 Stock Option Plan

                      NON-QUALIFIED STOCK OPTION AGREEMENT


MIDAMERICAN ENERGY HOLDINGS COMPANY, an Iowa Corporation (the "Company") pursuant to and for the purposes set forth in its 2000 Stock Option Plan (the "Plan"), hereby grants to the following named person (the "Optionee"), a non-qualified option ("Option") to purchase the number of shares of the Company's common stock, no par value ("Common Stock"), at the price per share specified below, subject to the terms and conditions hereinafter set forth:

1.   The "Optionee" is Gregory E. Abel.

2. Number of Shares. 15,000 Shares of Common Stock are granted to the Optionee subject to the Vesting Schedule set forth in Section 5.

3.   The "Option Exercise Price" is $19.00 per share.

4. The "Option Period" begins on March 14, 2000 ("Date of Grant") and ends on March 14, 2008 (eight years from the Date of Grant) (the "Termination Date"), unless sooner terminated as provided herein.

5. Vesting Schedule for Exercise. The Optionee's right to purchase during the Option Period the total number of shares of Common Stock granted hereby shall be fully vested and exercisable as of the Date of Grant.

6. Manner of Exercise. Optionee may from time to time exercise this Option (to the extent vested), in whole or in part, by completion of all of the requirements set forth in the Plan. As a condition of receiving this Option, the Optionee hereby agrees that any Shares of Common Stock acquired pursuant to this Option shall be subject to the Shareholders Agreement between the Optionee and the Company, dated March 14, 2000.

7. Option Period After Termination of Employment. All vested Options held by Optionee upon termination of employment with the Company shall remain exercisable until the Termination Date, subject to the provisions of the Shareholders Agreement.

8. Incorporation of Plan by Reference. Except as modified or amplified by the specific terms of this Agreement, all of the terms and provisions of the Plan are incorporated by reference in this document. A copy of the Plan is attached hereto as Exhibit A.

Executed as of the Date of Grant.

                                                 MIDAMERICAN ENERGY
                                                 HOLDINGS COMPANY


                                                 BY:/s/ Steven A. McArthur
                                                    ----------------------
                                                       Name:
                                                       Title:


OPTIONEE'S Acknowledgment and Agreement:

Optionee hereby acknowledges he or she has received a copy of the Plan and Shareholders Agreement, and further acknowledges that Optionee has read the terms and conditions thereof. In order for this Agreement of Grant to be effective, as of the Date of Grant, Optionee accepts and agrees to be bound by all of the terms and conditions of the Plan, this Agreement and Shareholders Agreement.

Acknowledged and Agreed:

OPTIONEE



/s/ Gregory E. Abel
-------------------
(Signature)



Gregory E. Abel
---------------
(Print Name)

Lists of Exhibits:         Exhibit A:       2000 Stock Option Plan

Attachment

                               MIDAMERICAN ENERGY
                                HOLDINGS COMPANY
                             2000 Stock Option Plan

                      NON-QUALIFIED STOCK OPTION AGREEMENT



MIDAMERICAN ENERGY HOLDINGS COMPANY, an Iowa Corporation (the "Company") pursuant to and for the purposes set forth in its 2000 Stock Option Plan (the "Plan"), hereby grants to the following named person (the "Optionee"), a non-qualified option ("Option") to purchase the number of shares of the Company's common stock, no par value ("Common Stock"), at the price per share specified below, subject to the terms and conditions hereinafter set forth:

1.   The "Optionee" is Gregory E. Abel.

2. Number of Shares. 85,000 Shares of Common Stock are granted to the Optionee subject to the Vesting Schedule set forth in Section 5.

3.   The "Option Exercise Price" is $16.625 per share.

4. The "Option Period" begins on March 14, 2000 ("Date of Grant") and ends on March 14, 2008 (eight years from the Date of Grant) (the "Termination Date"), unless sooner terminated as provided herein.

5. Vesting Schedule for Exercise. The Optionee's right to purchase during the Option Period the total number of shares of Common Stock granted hereby shall be fully vested and exercisable as of the Date of Grant.

6. Manner of Exercise. Optionee may from time to time exercise this Option (to the extent vested), in whole or in part, by completion of all of the requirements set forth in the Plan. As a condition of receiving this Option, the Optionee hereby agrees that any Shares of Common Stock acquired pursuant to this Option shall be subject to the Shareholders Agreement between the Optionee and the Company, dated March __, 2000.

7. Option Period After Termination of Employment. All vested Options held by Optionee upon termination of employment with the Company shall remain exercisable until the Termination Date, subject to the provisions of the Shareholders Agreement.

8. Incorporation of Plan by Reference. Except as modified or amplified by the specific terms of this Agreement, all of the terms and provisions of the Plan are incorporated by reference in this document. A copy of the Plan is attached hereto as Exhibit A.

Executed as of the Date of Grant.

                                                 MIDAMERICAN ENERGY
                                                 HOLDINGS COMPANY


                                                 BY: /s/ Steven A. McArthur
                                                     ----------------------
                                                       Name:
                                                       Title:


OPTIONEE'S Acknowledgment and Agreement:

Optionee hereby acknowledges he or she has received a copy of the Plan and Shareholders Agreement, and further acknowledges that Optionee has read the terms and conditions thereof. In order for this Agreement of Grant to be effective, as of the Date of Grant, Optionee accepts and agrees to be bound by all of the terms and conditions of the Plan, this Agreement and Shareholders Agreement.

Acknowledged and Agreed:

OPTIONEE



/s/ Gregory E. Abel
-------------------
(Signature)



Gregory E. Abel
---------------
(Print Name)

Lists of Exhibits:         Exhibit A:       2000 Stock Option Plan

Attachment

                               MIDAMERICAN ENERGY
                                HOLDINGS COMPANY
                             2000 Stock Option Plan

                      NON-QUALIFIED STOCK OPTION AGREEMENT


MIDAMERICAN ENERGY HOLDINGS COMPANY, an Iowa Corporation (the "Company") pursuant to and for the purposes set forth in its 2000 Stock Option Plan (the "Plan"), hereby grants to the following named person (the "Optionee"), a non-qualified option ("Option") to purchase the number of shares of the Company's common stock, no par value ("Common Stock"), at the price per share specified below, subject to the terms and conditions hereinafter set forth:

1.   The "Optionee" is Gregory E. Abel.

2. Number of Shares. 10,000 Shares of Common Stock are granted to the Optionee subject to the Vesting Schedule set forth in Section 5.

3.   The "Option Exercise Price" is $19.00 per share.

4. The "Option Period" begins on March 14, 2000 ("Date of Grant") and ends on March 14, 2008 (eight years from the Date of Grant) (the "Termination Date"), unless sooner terminated as provided herein.

5. Vesting Schedule for Exercise. The Optionee's right to purchase during the Option Period the total number of shares of Common Stock granted hereby shall be fully vested and exercisable as of the Date of Grant.

6. Manner of Exercise. Optionee may from time to time exercise this Option (to the extent vested), in whole or in part, by completion of all of the requirements set forth in the Plan. As a condition of receiving this Option, the Optionee hereby agrees that any Shares of Common Stock acquired pursuant to this Option shall be subject to the Shareholders Agreement between the Optionee and the Company, dated March 14, 2000.

7. Option Period After Termination of Employment. All vested Options held by Optionee upon termination of employment with the Company shall remain exercisable until the Termination Date, subject to the provisions of the Shareholders Agreement.

8. Incorporation of Plan by Reference. Except as modified or amplified by the specific terms of this Agreement, all of the terms and provisions of the Plan are incorporated by reference in this document. A copy of the Plan is attached hereto as Exhibit A.

Executed as of the Date of Grant.

                                                 MIDAMERICAN ENERGY
                                                 HOLDINGS COMPANY


                                                 BY:  /s/ Steven A. McArthur
                                                      ----------------------
                                                       Name:
                                                       Title:


OPTIONEE'S Acknowledgment and Agreement:

Optionee hereby acknowledges he or she has received a copy of the Plan and Shareholders Agreement, and further acknowledges that Optionee has read the terms and conditions thereof. In order for this Agreement of Grant to be effective, as of the Date of Grant, Optionee accepts and agrees to be bound by all of the terms and conditions of the Plan, this Agreement and Shareholders Agreement.

Acknowledged and Agreed:

OPTIONEE



/s/ Gregory E. Abel
-------------------
(Signature)



Gregory E. Abel
---------------
(Print Name)

Lists of Exhibits:         Exhibit A:       2000 Stock Option Plan

Attachment

                               MIDAMERICAN ENERGY
                                HOLDINGS COMPANY
                             2000 Stock Option Plan

                      NON-QUALIFIED STOCK OPTION AGREEMENT



MIDAMERICAN ENERGY HOLDINGS COMPANY, an Iowa Corporation (the "Company") pursuant to and for the purposes set forth in its 2000 Stock Option Plan (the "Plan"), hereby grants to the following named person (the "Optionee"), a non-qualified option ("Option") to purchase the number of shares of the Company's common stock, no par value ("Common Stock"), at the price per share specified below, subject to the terms and conditions hereinafter set forth:

1.   The "Optionee" is Gregory E. Abel.

2. Number of Shares. 90,000 Shares of Common Stock are granted to the Optionee subject to the Vesting Schedule set forth in Section 5.

3.   The "Option Exercise Price" is $25.8188 per share.

4. The "Option Period" begins on March 14, 2000 ("Date of Grant") and ends on March 14, 2008 (eight years from the Date of Grant) (the "Termination Date"), unless sooner terminated as provided herein.

5. Vesting Schedule for Exercise. The Optionee's right to purchase during the Option Period the total number of shares of Common Stock granted hereby shall be fully vested and exercisable as of the Date of Grant.

6. Manner of Exercise. Optionee may from time to time exercise this Option (to the extent vested), in whole or in part, by completion of all of the requirements set forth in the Plan. As a condition of receiving this Option, the Optionee hereby agrees that any Shares of Common Stock acquired pursuant to this Option shall be subject to the Shareholders Agreement between the Optionee and the Company, dated March 14, 2000.

7. Option Period After Termination of Employment. All vested Options held by Optionee upon termination of employment with the Company shall remain exercisable until the Termination Date, subject to the provisions of the Shareholders Agreement.

8. Incorporation of Plan by Reference. Except as modified or amplified by the specific terms of this Agreement, all of the terms and provisions of the Plan are incorporated by reference in this document. A copy of the Plan is attached hereto as Exhibit A.

Executed as of the Date of Grant.

                                                 MIDAMERICAN ENERGY
                                                 HOLDINGS COMPANY


                                                 BY:  /s/ Steven A. McArthur
                                                    ------------------------
                                                       Name:
                                                       Title:


OPTIONEE'S Acknowledgment and Agreement:

Optionee hereby acknowledges he or she has received a copy of the Plan and Shareholders Agreement, and further acknowledges that Optionee has read the terms and conditions thereof. In order for this Agreement of Grant to be effective, as of the Date of Grant, Optionee accepts and agrees to be bound by all of the terms and conditions of the Plan, this Agreement and Shareholders Agreement.

Acknowledged and Agreed:

OPTIONEE



/s/  Gregory E. Abel
--------------------
(Signature)



Gregory E. Abel
---------------
(Print Name)

Lists of Exhibits:         Exhibit A:       2000 Stock Option Plan

Attachment

                               MIDAMERICAN ENERGY
                                HOLDINGS COMPANY
                             2000 Stock Option Plan

                      NON-QUALIFIED STOCK OPTION AGREEMENT


MIDAMERICAN ENERGY HOLDINGS COMPANY, an Iowa Corporation (the "Company") pursuant to and for the purposes set forth in its 2000 Stock Option Plan (the "Plan"), hereby grants to the following named person (the "Optionee"), a non-qualified option ("Option") to purchase the number of shares of the Company's common stock, no par value ("Common Stock"), at the price per share specified below, subject to the terms and conditions hereinafter set forth:

1.   The "Optionee" is Gregory E. Abel.

2. Number of Shares. 40,000 Shares of Common Stock are granted to the Optionee subject to the Vesting Schedule set forth in Section 5.

3.   The "Option Exercise Price" is $24.7031 per share.

4. The "Option Period" begins on March 14, 2000 ("Date of Grant") and ends on March 14, 2008 (eight years from the Date of Grant) (the "Termination Date"), unless sooner terminated as provided herein.

5. Vesting Schedule for Exercise. The Optionee's right to purchase during the Option Period the total number of shares of Common Stock granted hereby shall be fully vested and exercisable as of the Date of Grant.

6. Manner of Exercise. Optionee may from time to time exercise this Option (to the extent vested), in whole or in part, by completion of all of the requirements set forth in the Plan. As a condition of receiving this Option, the Optionee hereby agrees that any Shares of Common Stock acquired pursuant to this Option shall be subject to the Shareholders Agreement between the Optionee and the Company, dated March 14, 2000.

7. Option Period After Termination of Employment. All vested Options held by Optionee upon termination of employment with the Company shall remain exercisable until the Termination Date, subject to the provisions of the Shareholders Agreement.

8. Incorporation of Plan by Reference. Except as modified or amplified by the specific terms of this Agreement, all of the terms and provisions of the Plan are incorporated by reference in this document. A copy of the Plan is attached hereto as Exhibit A.

Executed as of the Date of Grant.

                                                 MIDAMERICAN ENERGY
                                                 HOLDINGS COMPANY


                                                 BY: /s/ Steven A. McArthur
                                                     ----------------------
                                                       Name:
                                                       Title:


OPTIONEE'S Acknowledgment and Agreement:

Optionee hereby acknowledges he or she has received a copy of the Plan and Shareholders Agreement, and further acknowledges that Optionee has read the terms and conditions thereof. In order for this Agreement of Grant to be effective, as of the Date of Grant, Optionee accepts and agrees to be bound by all of the terms and conditions of the Plan, this Agreement and Shareholders Agreement.

Acknowledged and Agreed:

OPTIONEE



/s/  Gregory E. Abel
--------------------
(Signature)



Gregory E. Abel
---------------
(Print Name)

Lists of Exhibits:         Exhibit A:       2000 Stock Option Plan

Attachment

                               MIDAMERICAN ENERGY
                                HOLDINGS COMPANY
                             2000 Stock Option Plan

                      NON-QUALIFIED STOCK OPTION AGREEMENT



MIDAMERICAN ENERGY HOLDINGS COMPANY, an Iowa Corporation (the "Company") pursuant to and for the purposes set forth in its 2000 Stock Option Plan (the "Plan"), hereby grants to the following named person (the "Optionee"), a non-qualified option ("Option") to purchase the number of shares of the Company's common stock, no par value ("Common Stock"), at the price per share specified below, subject to the terms and conditions hereinafter set forth:

1.   The "Optionee" is Gregory E. Abel.

2. Number of Shares. 100,000 Shares of Common Stock are granted to the Optionee subject to the Vesting Schedule set forth in Section 5.

3.   The "Option Exercise Price" is $24.22 per share.

4. The "Option Period" begins on March 14, 2000 ("Date of Grant") and ends on October 18, 2008 (the "Termination Date"), unless sooner terminated as provided herein.

5. Vesting Schedule for Exercise. The Optionee's right to purchase during the Option Period the total number of shares of Common Stock granted hereby shall be fully vested and exercisable as of the Date of Grant.

6. Manner of Exercise. Optionee may from time to time exercise this Option (to the extent vested), in whole or in part, by completion of all of the requirements set forth in the Plan. As a condition of receiving this Option, the Optionee hereby agrees that any Shares of Common Stock acquired pursuant to this Option shall be subject to the Shareholders Agreement between the Optionee and the Company, dated March 14, 2000.

7. Option Period After Termination of Employment. All vested Options held by Optionee upon termination of employment with the Company shall remain exercisable until the Termination Date, subject to the provisions of the Shareholders Agreement.

8. Incorporation of Plan by Reference. Except as modified or amplified by the specific terms of this Agreement, all of the terms and provisions of the Plan are incorporated by reference in this document. A copy of the Plan is attached hereto as Exhibit A.

Executed as of the Date of Grant.

                                                MIDAMERICAN ENERGY
                                                HOLDINGS COMPANY


                                                BY:  /s/ Steven A. McArthur
                                                     ----------------------
                                                      Name:
                                                      Title:


OPTIONEE'S Acknowledgment and Agreement:

Optionee hereby acknowledges he or she has received a copy of the Plan and Shareholders Agreement, and further acknowledges that Optionee has read the terms and conditions thereof. In order for this Agreement of Grant to be effective, as of the Date of Grant, Optionee accepts and agrees to be bound by all of the terms and conditions of the Plan, this Agreement and Shareholders Agreement.

Acknowledged and Agreed:

OPTIONEE



/s/ Gregory E. Abel
-------------------
(Signature)



Gregory E. Abel
---------------
(Print Name)

Lists of Exhibits:         Exhibit A:       2000 Stock Option Plan

Attachment

                               MIDAMERICAN ENERGY
                                HOLDINGS COMPANY
                             2000 Stock Option Plan

                      NON-QUALIFIED STOCK OPTION AGREEMENT



MIDAMERICAN ENERGY HOLDINGS COMPANY, an Iowa Corporation (the "Company") pursuant to and for the purposes set forth in its 2000 Stock Option Plan (the "Plan"), hereby grants to the following named person (the "Optionee"), a non-qualified option ("Option") to purchase the number of shares of the Company's common stock, no par value ("Common Stock"), at the price per share specified below, subject to the terms and conditions hereinafter set forth:

1.   The "Optionee" is Gregory E. Abel.

2. Number of Shares. 100,000 Shares of Common Stock are granted to the Optionee subject to the Vesting Schedule set forth in Section 5.

3.   The "Option Exercise Price" is $29.0063 per share.

4. The "Option Period" begins on March 14, 2000 ("Date of Grant") and ends on March 14, 2008 (eight years from the Date of Grant) (the "Termination Date"), unless sooner terminated as provided herein.

5. Vesting Schedule for Exercise. The Optionee's right to purchase during the Option Period the total number of shares of Common Stock granted hereby shall be fully vested and exercisable as of the Date of Grant.

6. Manner of Exercise. Optionee may from time to time exercise this Option (to the extent vested), in whole or in part, by completion of all of the requirements set forth in the Plan. As a condition of receiving this Option, the Optionee hereby agrees that any Shares of Common Stock acquired pursuant to this Option shall be subject to the Shareholders Agreement between the Optionee and the Company, dated March 14, 2000.

7. Option Period After Termination of Employment. All vested Options held by Optionee upon termination of employment with the Company shall remain exercisable until the Termination Date, subject to the provisions of the Shareholders Agreement.

8. Incorporation of Plan by Reference. Except as modified or amplified by the specific terms of this Agreement, all of the terms and provisions of the Plan are incorporated by reference in this document. A copy of the Plan is attached hereto as Exhibit A.

Executed as of the Date of Grant.

                                                MIDAMERICAN ENERGY
                                                HOLDINGS COMPANY


                                                BY: /s/  Steven A. McArthur
                                                    -----------------------
                                                      Name:
                                                      Title:


OPTIONEE'S Acknowledgment and Agreement:

Optionee hereby acknowledges he or she has received a copy of the Plan and Shareholders Agreement, and further acknowledges that Optionee has read the terms and conditions thereof. In order for this Agreement of Grant to be effective, as of the Date of Grant, Optionee accepts and agrees to be bound by all of the terms and conditions of the Plan, this Agreement and Shareholders Agreement.

Acknowledged and Agreed:

OPTIONEE



/s/ Gregory E. Abel
-------------------
(Signature)



Gregory E. Abel
---------------
(Print Name)

Lists of Exhibits:         Exhibit A:       2000 Stock Option Plan

Attachment

                               MIDAMERICAN ENERGY
                                HOLDINGS COMPANY
                             2000 Stock Option Plan

                      NON-QUALIFIED STOCK OPTION AGREEMENT


MIDAMERICAN ENERGY HOLDINGS COMPANY, an Iowa Corporation (the "Company") pursuant to and for the purposes set forth in its 2000 Stock Option Plan (the "Plan"), hereby grants to the following named person (the "Optionee"), a non-qualified option ("Option") to purchase the number of shares of the Company's common stock, no par value ("Common Stock"), at the price per share specified below, subject to the terms and conditions hereinafter set forth:

1.   The "Optionee" is Gregory E. Abel.

2. Number of Shares. 25,000 Shares of Common Stock are granted to the Optionee subject to the Vesting Schedule set forth in Section 5.

3.   The "Option Exercise Price" is $34.6906 per share.

4. The "Option Period" begins on March 14, 2000 ("Date of Grant") and ends on March 14, 2008 (eight years from the Date of Grant) (the "Termination Date"), unless sooner terminated as provided herein.

5. Vesting Schedule for Exercise. The Optionee's right to purchase during the Option Period the total number of shares of Common Stock granted hereby shall be fully vested and exercisable as of the Date of Grant.

6. Manner of Exercise. Optionee may from time to time exercise this Option (to the extent vested), in whole or in part, by completion of all of the requirements set forth in the Plan. As a condition of receiving this Option, the Optionee hereby agrees that any Shares of Common Stock acquired pursuant to this Option shall be subject to the Shareholders Agreement between the Optionee and the Company, dated March 14, 2000.

7. Option Period After Termination of Employment. All vested Options held by Optionee upon termination of employment with the Company shall remain exercisable until the Termination Date, subject to the provisions of the Shareholders Agreement.

8. Incorporation of Plan by Reference. Except as modified or amplified by the specific terms of this Agreement, all of the terms and provisions of the Plan are incorporated by reference in this document. A copy of the Plan is attached hereto as Exhibit A.

Executed as of the Date of Grant.

                                                MIDAMERICAN ENERGY
                                                HOLDINGS COMPANY


                                                BY: /s/ Steven A. McArthur
                                                    ----------------------
                                                      Name:
                                                      Title:


OPTIONEE'S Acknowledgment and Agreement:

Optionee hereby acknowledges he or she has received a copy of the Plan and Shareholders Agreement, and further acknowledges that Optionee has read the terms and conditions thereof. In order for this Agreement of Grant to be effective, as of the Date of Grant, Optionee accepts and agrees to be bound by all of the terms and conditions of the Plan, this Agreement and Shareholders Agreement.

Acknowledged and Agreed:

OPTIONEE



/s/  Gregory E. Abel
--------------------
(Signature)



Gregory E. Abel
---------------
(Print Name)

Lists of Exhibits:         Exhibit A:       2000 Stock Option Plan

Attachment

                               MIDAMERICAN ENERGY
                                HOLDINGS COMPANY
                             2000 Stock Option Plan

                      NON-QUALIFIED STOCK OPTION AGREEMENT


MIDAMERICAN ENERGY HOLDINGS COMPANY, an Iowa Corporation (the "Company") pursuant to and for the purposes set forth in its 2000 Stock Option Plan (the "Plan"), hereby grants to the following named person (the "Optionee"), a non-qualified option ("Option") to purchase the number of shares of the Company's common stock, no par value ("Common Stock"), at the price per share specified below, subject to the terms and conditions hereinafter set forth:

1.   The "Optionee" is Gregory E. Abel.

2. Number of Shares. 25,000 Shares of Common Stock are granted to the Optionee subject to the Vesting Schedule set forth in Section 5.

3.   The "Option Exercise Price" is $29.0063 per share.

4. The "Option Period" begins on March 14, 2000 ("Date of Grant") and ends on March 14, 2008 (eight years from the Date of Grant) (the "Termination Date"), unless sooner terminated as provided herein.

5. Vesting Schedule for Exercise. The Optionee's right to purchase during the Option Period the total number of shares of Common Stock granted hereby shall be fully vested and exercisable as of the Date of Grant.

6. Manner of Exercise. Optionee may from time to time exercise this Option (to the extent vested), in whole or in part, by completion of all of the requirements set forth in the Plan. As a condition of receiving this Option, the Optionee hereby agrees that any Shares of Common Stock acquired pursuant to this Option shall be subject to the Shareholders Agreement between the Optionee and the Company, dated March 14, 2000.

7. Option Period After Termination of Employment. All vested Options held by Optionee upon termination of employment with the Company shall remain exercisable until the Termination Date, subject to the provisions of the Shareholders Agreement.

8. Incorporation of Plan by Reference. Except as modified or amplified by the specific terms of this Agreement, all of the terms and provisions of the Plan are incorporated by reference in this document. A copy of the Plan is attached hereto as Exhibit A.

Executed as of the Date of Grant.

                                                MIDAMERICAN ENERGY
                                                HOLDINGS COMPANY


                                                BY: /s/ Steven A. McArthur
                                                    ----------------------
                                                      Name:
                                                      Title:


OPTIONEE'S Acknowledgment and Agreement:

Optionee hereby acknowledges he or she has received a copy of the Plan and Shareholders Agreement, and further acknowledges that Optionee has read the terms and conditions thereof. In order for this Agreement of Grant to be effective, as of the Date of Grant, Optionee accepts and agrees to be bound by all of the terms and conditions of the Plan, this Agreement and Shareholders Agreement.

Acknowledged and Agreed:

OPTIONEE



/s/  Gregory E. Abel
--------------------
(Signature)



Gregory E. Abel
-------------------
(Print Name)

Lists of Exhibits:         Exhibit A:       2000 Stock Option Plan

Attachment





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                               MIDAMERICAN ENERGY
                                HOLDINGS COMPANY
                             2000 Stock Option Plan

                      NON-QUALIFIED STOCK OPTION AGREEMENT


MIDAMERICAN ENERGY HOLDINGS COMPANY, an Iowa Corporation (the "Company") pursuant to and for the purposes set forth in its 2000 Stock Option Plan (the "Plan"), hereby grants to the following named person (the "Optionee"), a non-qualified option ("Option") to purchase the number of shares of the Company's common stock, no par value ("Common Stock"), at the price per share specified below, subject to the terms and conditions hereinafter set forth:

1.   The "Optionee" is Gregory E. Abel.

2. Number of Shares. 154,052 Shares of Common Stock are granted to the Optionee subject to the Vesting Schedule set forth in Section 5.

3.   The "Option Exercise Price" is $35.05 per share.

4. The "Option Period" begins on March 14, 2000 ("Date of Grant") and ends on March 14, 2010 (ten years from the Date of Grant) (the "Termination Date"), unless sooner terminated as provided herein.

5. Vesting Schedule for Exercise. The Optionee's right to purchase during the Option Period the total number of shares of Common Stock granted hereby shall vest and become exercisable as follows:

          (a) One thirty-sixth (1/36th) of the shares shall vest on each monthly anniversary of the Date of Grant; provided, however, that the Optionee is still in the Service (as defined in the Plan) of the Company on such date.

          (b) In the event the Optionee is terminated from employment by Company without "Cause" ( as defined in the Amended and Restated Employment Agreement dated as of May 10, 1999 by and between the Company and the Optionee, as amended (the "Employment Agreement")), by resignation by the for "Good Reason (as defined in the Employment Agreement), or by reason of death or disability, any unvested Options shall become fully vested and exercisable upon the date of such termination, subject to Section 7 hereof.

          (c) In addition, all outstanding Options shall, without any further action, immediately become fully vested and exercisable (i) upon approval by the Company's stockholders of (A) the dissolution of the Company, (B) a merger or consolidation of the Company where the Company is not the surviving corporation, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, (C) a reverse merger in which the Company survives as an entity but in which securities possessing more than


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     50 percent of the total combined voting power of the Company's securities are transferred to a person or persons different from those who hold such securities immediately prior to the merger or (D) the sale or other disposition of all or substantially all of the Company's assets, (ii) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than 50 percent of the total combined voting power of the Company's outstanding voting securities; or (iii) a change in the composition of the Board of Directors over a period of thirty-six (36) months or less such that a majority of the Board members cease, by reason of one or more contested elections for Board membership or by one or more actions by written consent of stockholders, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

6. Manner of Exercise. Optionee may from time to time exercise this Option (to the extent vested), in whole or in part, by completion of all of the requirements set forth in the Plan. As a condition of receiving this Option, the Optionee hereby agrees that any Shares of Common Stock acquired pursuant to this Option shall be subject to the Shareholders Agreement between the Optionee and the Company, dated March 14, 2000.

7. Option Period After Termination of Employment. All vested Options held by the Optionee upon termination of employment with the Company shall remain exercisable until the Termination Date, subject to the provisions of the Shareholders Agreement. All unvested Options shall expire on the date of termination.

8. Incorporation of Plan by Reference. Except as modified or amplified by the specific terms of this Agreement, all of the terms and provisions of the Plan are incorporated by reference in this document. A copy of the Plan is attached hereto as Exhibit A.


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Executed as of the Date of Grant.

                                                MIDAMERICAN ENERGY
                                                HOLDINGS COMPANY


                                                BY:  /s/ Steven A. McArthur
                                                     ----------------------
                                                      Name:
                                                      Title:


OPTIONEE'S Acknowledgment and Agreement:

Optionee hereby acknowledges he or she has received a copy of the Plan and Shareholders Agreement, and further acknowledges that Optionee has read the terms and conditions thereof. In order for this Agreement of Grant to be effective, as of the Date of Grant, Optionee accepts and agrees to be bound by all of the terms and conditions of the Plan, this Agreement and Shareholders Agreement.

Acknowledged and Agreed:

OPTIONEE



/s/  Gregory E. Abel
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(Signature)



Gregory E. Abel
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(Print Name)

Lists of Exhibits:         Exhibit A:       2000 Stock Option Plan

Attachment

                                      -3-